INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Sep. 30, 2024	Sep. 30, 2023
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 93,950	$ 166,739
Tax losses	362,311	273,774
Temporary differences for which deferred tax liabilities have not been recognised	$ 456,261	$ 440,513